Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services USA LLC (the “Company”)
MUFG Securities Americas Inc.
BofA Securities, Inc.
SG Americas Securities, LLC
(together, the “Specified Parties”)

Re: Mercedes-Benz Auto Receivables Trust 2023-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “10312022_MBART 2023-1_Preliminary Pool_Data Tape_KPMG view.xlsx” provided by the Company on November 7, 2022 (the ”Data File”), containing information on 57,886 motor vehicle installment sales contracts and installment loans secured by new and pre-owned Mercedes-Benz and smart automobiles (the “Receivables”) as of October 31, 2022 (the ”Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Mercedes-Benz Auto Receivables Trust 2023-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit B.

•	The term “Retail Installment Sales Contract” means the original, photocopy, or facsimile of the legal document or documents, provided by the Company.

•	The term “ALFA” means the Company’s contract management system.

•	The term “ACE” means Automated Credit Evaluation, which is the Company’s system used to track credit scores related to its automobile receivables.

•	The term “eValidate” means the Company’s system for validating consumer contracts.

•	The term “VIPS2.0” means the Company’s system for vehicle, pricing, and subsidy data.

•
The term “Title Document” means a scanned image of the Certificate of Title, Application for Certificate of Title, Electronic Title Notification, Copy of Application, Positive Inquiry, Lien Statement, Notice of Security Interest Filing, Lien Perfection Card, Notice of Lien, or Lien Filing Acceptance.

•
The term “Receivable File” means any file containing some or all of the following documents provided by the Company: Retail Installment Sales Contract, Title Document, Modification Letter, Vehicle Invoice, and screenshots contained within ALFA, ACE, eValidate, and VIPS2.0. The Receivable File, maintained and furnished to us by the Company, was represented by the Company to be either the original Receivable File, a copy of the original Receivable File, and/or electronic records contained within ALFA, ACE, eValidate, and VIPS2.0. We make no representation regarding the validity or accuracy of these documents or the execution of the Retail Installment Sales Contract by the obligor.

•	The term “Provided Information” means the Instructions and Receivable File for each Sample Receivable.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of 100 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.

B.
For each Sample Receivable, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attributes	Receivable File/Instructions

Customer Account Number	ALFA

Origination Date	Retail Installment Sales Contract

Original Principal Balance	Retail Installment Sales Contract

Interest Rate	Retail Installment Sales Contract

Monthly Payment Amount	Retail Installment Sales Contract, ALFA

Original Maturity Date	ALFA

Current Maturity Date	ALFA

Number of Scheduled Payments	Retail Installment Sales Contract and Instructions

Vehicle Age Classification (Model Year)	Retail Installment Sales Contract

2

Attributes	Receivable File/Instructions

Obligor State	ALFA

Vehicle Identification Number (“VIN”)	Retail Installment Sales Contract

Next Payment Due Date	ALFA and Instructions

Current Principal Balance	ALFA

FICO Score	ACE and Instructions

New/Used	Retail Installment Sales Contract and eValidate screenshot

Loan Type (Simple Interest)	Retail Installment Sales Contract

Sold Code Indicator	ALFA and Instructions

Recovery Indicator	ALFA and Instructions

Vehicle Manufacturer	Retail Installment Sales Contract and Instructions

Vehicle Model	Retail Installment Sales Contract and Instructions

Original First Payment Date	Retail Installment Sales Contract, Modification Letter, ALFA, and Instructions

Payment Type	Retail Installment Sales Contract, ALFA

Vehicle Value	ALFA, ACE, or Vehicle Invoice

Co-obligor Present Indicator	ACE

Subvented	ALFA and Instructions

Interest Paid through Date	ALFA and Instructions

Payment to Income Ratio	ACE, Retail Installment Sales Contract, and Instructions

Current Delinquency Status	ALFA

C.	For each Sample Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application. We were instructed by the Company to consider the presence of an “Application ID” field within ACE as confirmation that a Credit Application was received by the Company.

•	Title Document.

•
Legal Owner or Lien Holder. We were instructed by the Company to observe that the Company’s name appeared in the Title Document as the Legal Owner or Lien Holder. For purposes of comparing Legal Owner or Lien Holder Name, the Company instructed us to consider variations due to spelling, abbreviation, or truncation of the full legal name to be acceptable, to the extent such variation refers to “Mercedes-Benz.”

•	Truth-in-Lending Disclosure Statement (within the Retail Installment Sale Contract).

3

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
December 12, 2022

4

Exhibit A
The Sample Receivables

Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*
1	1056	35	20775	69	42676
2	1189	36	21712	70	42739
3	1383	37	24094	71	43735
4	2010	38	24322	72	43807
5	2858	39	24473	73	44626
6	3313	40	24553	74	46092
7	3797	41	25460	75	46332
8	5258	42	26550	76	46566
9	5520	43	27564	77	46591
10	6340	44	27907	78	47031
11	6787	45	27966	79	47127
12	6965	46	29186	80	47274
13	7116	47	30218	81	47698
14	7389	48	31206	82	47950
15	7533	49	32324	83	48419
16	8046	50	34711	84	48447
17	8294	51	35034	85	48531
18	8506	52	35178	86	48697
19	8859	53	35215	87	49453
20	9300	54	35964	88	49548
21	9726	55	36114	89	50474
22	9753	56	36602	90	51473
23	11823	57	36829	91	52080
24	12759	58	37080	92	54786
25	12917	59	37297	93	55694
26	13533	60	38699	94	55839
27	13747	61	38940	95	56421
28	14640	62	40271	96	56478
29	15046	63	40319	97	56545
30	15690	64	40321	98	56634
31	19267	65	40349	99	57383
32	19467	66	41071	100	57587
33	19468	67	41294
34	20231	68	42507

(*)	The Company has assigned a unique Customer Account Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Company’s Customer Account Numbers.

Exhibit B
Instructions

Attribute	Instructions
Number of Scheduled Payments
In the event the Number of Scheduled Payments in the “PCD_NBR_SCHED_PMTS” field in the Data File did not agree to the Number of Scheduled Payments listed in the respective Retail Installment Sales Contract, subtract the number of payments waived as stated in ALFA from the Number of Scheduled Payments displayed on the Retail Installment Sales Contract. In the event the payment waivers indicated in ALFA included one payment waiver for the first month and one partial payment waiver for the second month, subtract one payment from the Number of Scheduled Payments displayed on the Retail Installment Sales Contract.

Next Payment Due Date
In the event the Next Payment Due Date in the “PCD_ACT_NEXT_SCHED_PMT_DATE” field in the Data File displayed a payment due date that is greater than the payment due date indicated in ALFA, we were informed by the Company that this was because of a prepayment made by the obligor. For such situation, we were provided by the Company with a screenshot of obligor’s payment history from ALFA to evidence such prepayment.

FICO Score
Compare the primary buyer’s FICO Score per ACE to the FICO Score in the “PCD_FICO_SCORE” field in the Data File. If the Retail Installment Sales Contract had a co-buyer listed and the primary buyer’s FICO Score in ACE was “NA,” utilize the FICO Score of the co-buyer on the Retail Installment Sales Contract to compare FICO Score in the “PCD_FICO_SCORE” field in the Data File.

Sold Code Indicator
Consider the Sample Receivable to be in agreement if the “Securitization Pool Number” field in the “Miscellaneous” screen in ALFA was not populated (i.e., blank) and the “PCD_SOLD_CODE” field in the Data File was blank.

Recovery Indicator	Consider the Sample Receivable to be “Live” if the term “Live Schedule” was next to the account number in ALFA.
Vehicle Manufacturer
Compare the Vehicle Manufacturer in the Retail Installment Sales Contract to the Vehicle Manufacturer listed in the “PCD_MAKE” field in the Data File. Consider variations due to spelling, abbreviation, or truncation of the full Vehicle Manufacturer to be acceptable, to the extent such variation refers to “Mercedes-Benz.”
In the event there was not an acceptable variation of the Vehicle Manufacturer in the Retail Installment Sales Contract, compare the vehicle make listed in the VIPS 2.0 to the Vehicle Manufacturer listed in the “PCD_MAKE” field in the Data File.

Vehicle Model
In the event the Vehicle Model in the “PCD_MODEL” field stated in the Data File did not agree with the Vehicle Model in the Retail Installment Sales Contract, compare the vehicle model listed in the VIPS2.0 to the Vehicle Model listed in the “PCD_MODEL” field in the Data File.

Attribute	Instructions
Original First Payment Date
In the event the Original First Payment Date in the “PCD_SCHED_FIRST_PMT_DATE” field stated in the Data File did not agree to the Original First Payment Date listed in the respective Retail Installment Sales Contract, Modification Letter, or ALFA, add the number of months waived as stated in ALFA to the Original First Payment Date in the Retail Installment Sales Contract or Modification Letter.

Subvented
Consider the Sample Receivable to be “Subvented” if the (i) “Subsidy Code” field was populated (i.e. not blank) in the “Miscellaneous” screen in ALFA, and (ii) an “Accounting Event – Expense Type” of “Manufact. Subsidy (rate/residual)” listed an amount greater than $0 in the “Other Payments” screen in ALFA.

Interest Paid through Date
In the event the Interest Paid Through Date in the “PCD_INT_PAID_THRU_DTE” field stated in the Data File did not agree with the Interest Paid through Date listed in the ALFA, compare the date of the last payment before the Cutoff Date in ALFA to the date in “PCD_INT_PAID_THRU_ DTE” field in the Data File.

Payment to Income Ratio
Recompute using the “Monthly Payment Amount” in the Retail Installment Sales Contract divided by the “Monthly Obligor Income” in ACE. In the event the “Co-obligor Present Indicator,” in ACE, was denoted with a “1,” we were instructed by the Company to sum the monthly income amount from the “Monthly Obligor Income” and “Monthly Co-obligor Income” in ACE.